UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2021

Item 1. Report to Stockholders.

(a)

Otter Creek Long/Short Opportunity Fund

Annual Report
October 31, 2021

Investor Class
(OTCRX)

Institutional Class
(OTTRX)

Important Notice: The U.S. Securities and Exchange Commission permitted funds to make shareholder reports available electronically as of January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, the Otter Creek Long/Short Opportunity Fund (the “Fund”) will send a notice, either by mail or e-mail, each time the Fund’s updated report is available on our website at www.ottercreekfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (855) 681-5261.

TABLE OF CONTENTS

Shareholder Letter	1
Performance Information	3
Allocation of Portfolio Holdings & Securities Sold Short	3
Schedules of Investments & Securities Sold Short	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Expense Examples	22
Trustees and Executive Officers	23
Statement Regarding Liquidity Risk Management Program	29
Approval of Investment Advisory Agreement	30
Additional Information	32
Privacy Notice	33

Otter Creek Long/Short Opportunity Fund

November 30, 2021

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2021, the Otter Creek Long/Short Opportunity Fund (the “Fund”) (Institutional Class Shares) has produced a total return of 14.83%, compared to a 42.91% total return for the S&P 500® Index (“S&P 500”). The Fund’s long and short investments contributed approximately 38.0% and -15.4% to the total return, respectively. Our put options detracted approximately -5.9% to the return on the short side of the book. In addition, we also became more active investing in fixed income securities which generated approximately 5.5% to our return. We averaged long exposure of 73.4% and short exposure of -50.5% during the period, resulting in an average net exposure of 22.9%. All equity exposures are expressed as delta-adjusted percentages.

As of October 31, 2021, we maintained the following exposures (exclusive of cash and cash equivalents):

	LONG	SHORT	NET	GROSS
MARKET VALUE AS A % OF EQUITY	89.8%	-39.7%	50.1%	131.5%
DELTA-ADJUSTED EQUITY EXPOSURE	79.2%	-53.6%	25.5%	138.1%

The goal of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation and below-average volatility by investing in opportunities, both long and short, that are driven by intensive fundamental analysis. Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500.

	OTTRX	S&P 500
WEEKLY STANDARD DEVIATION	7.1%	16.2%
S&P 500 (WEEKLY)
CORRELATION COEFFICIENT (r)	0.11
COEFFICIENT OF DETERMINATION (r2)	0.01

The Fund’s standard deviation has been significantly less than that of the S&P 500 and its return stream has had very little correlation to the S&P 500 return.

As 2021 comes to an end, the year has proved to be a profitable one for risk assets. Continued monetary support globally, increasing liquidity, coupled with investors’ confidence surrounding progress combating the Coronavirus disease has not only supported asset prices but driven many to all-time highs. Equities and crypto currencies have especially benefited from the continued intervention and money creation by the Federal Reserve and other Global Central Banks. These policies and others, along with supply chain constraints, are beginning to have an impact on the cost of everything from a cup of coffee to a gallon of gasoline. To date, consumers flush with savings from government support and wage gains have been able to absorb the increased cost of living as they navigate their daily lives. However, the market and investors may force the Federal Reserve to accelerate their reduction of bond purchases and raise interest rates sooner than most investors expect. In our opinion, if such a situation were to occur, it may create a bifurcation of individual securities and asset class returns going forward.

As we enter the New Year, our equity exposure both long and short continues to be concentrated in mid-sized market capitalization companies. Our areas of focus continue to be in industries and individual idiosyncratic opportunities that we believe will benefit from secular tailwinds for the next several years. These areas include, but are not limited to, the upgrade and electrification of the power grid, decarbonization, the Internet of Things, 5G, and healthcare related names. Additionally, over the last year we have reduced our exposure to fixed income, which now represents approximately 11% of our capital.

In closing, we look forward to 2022 and the numerous opportunities it may provide, both long and short. Our most up to date portfolio positioning and thoughts may be found on our website, www.ottercreekfunds.com, under the resources tab.

The members of Otter Creek appreciate your support and trust. If you have any questions concerning the Fund or firm, please do not hesitate to reach out.

Otter Creek Advisors, LLC

Otter Creek Long/Short Opportunity Fund

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. The Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non‐rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset‐Backed and Mortgage‐Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund's ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments, Schedule of Securities Sold Short, and Schedule of Options Written in this report.

The Standard and Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

One cannot invest directly in an index.

Delta-adjusted equity exposure is a representation of the portfolio's equity exposure which has been adjusted to take into account the combined effect of options and equity positions. Standard deviation is a measure of the dispersion of a set of data from its mean.

A company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact.

Forward Earnings is not a measure of the Fund’s future performance.

Correlation is a statistical measure of how two variables move in relation to each other. The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.

The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

PERFORMANCE INFORMATION (Unaudited)

For the periods ended October 31, 2021

				Since Inception
				Annualized Return
	1 Year	3 Year	5 Year	(12/30/2013)
Otter Creek Long/Short Opportunity Fund – Investor Class	14.48%	7.96%	3.28%	4.77%
Otter Creek Long/Short Opportunity Fund – Institutional Class	14.83%	8.24%	3.55%	5.02%
S&P 500® Index	42.91%	21.48%	18.93%	14.63%
60/40 SP 500® Equal Weight and Bloomberg Aggregate Bond	27.45%	14.25%	11.31%	9.35%

A $100,000 investment in the Otter Creek Long/Short Opportunity Fund – Institutional Class

This chart illustrates the performance of a hypothetical $100,000 investment made on December 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

ALLOCATION OF PORTFOLIO HOLDINGS, SECURITIES SOLD SHORT & OPTIONS WRITTEN
at October 31, 2021 (Unaudited)

Reflected as a percent of absolute value of investments and securities sold short.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2021

Shares		Value
COMMON STOCKS: 76.2%

Asset Management & Custody Banks: 3.6%
302,000	Blue Owl Capital, Inc.	$5,206,480

Biotechnology: 0.5%
76,278	Immunic, Inc. [1]	710,911

Building Products: 3.2%
62,500	Johnson Controls International PLC	4,585,625

Construction & Engineering: 13.2%
75,773	Ameresco, Inc. – Class A [1]	6,223,236
46,889	IES Holdings, Inc. [1]	2,337,417
37,231	Jacobs Engineering Group, Inc. [2]	5,227,977
43,800	Quanta Services, Inc.	5,312,064
		19,100,694

Consumer Finance: 2.7%
16,765	PayPal Holdings, Inc. [1]	3,899,371

Electrical Components & Equipment: 6.6%
28,000	Eaton Corp PLC	4,613,280
193,800	Vertiv Holdings Co. [2]	4,976,784
		9,590,064

Electronic Equipment & Instruments: 3.0%
8,290	Zebra Technologies Corp. – Class A 1	4,426,446

Financial Services: 3.2%
370,400	E2open Parent Holdings, Inc. – Class A 1	4,630,000

Health Care Equipment: 3.2%
62,736	Hologic, Inc. [1,2]	4,599,176

Insurance Brokers: 3.5%
139,133	BRP Group, Inc. – Class A 1	5,078,355

Integrated Telecommunication Services: 3.3%
272,953	Radius Global Infrastructure, Inc. – Class A 1	4,730,275

Internet Software & Services: 2.9%
1,436	Alphabet, Inc. – Class A 1	4,251,881

Investment Banking & Brokerage: 3.7%
32,400	LPL Financial Holdings, Inc.	5,314,248

Life Sciences Tools & Services: 7.2%
139,056	Avantor, Inc. [1,2]	5,615,081

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2021 (Continued)

Shares		Value
COMMON STOCKS: 76.2% (Continued)

Life Sciences Tools & Services: 7.2% (Continued)
18,450	IQVIA Holdings, Inc. [1]	$4,823,199
		10,438,280

Metal & Glass Containers: 3.0%
48,000	Ball Corp.	4,391,040

Renewable Electricity: 3.4%
56,773	NextEra Energy Partners LP	4,899,510

Research & Consulting Services: 3.3%
202,822	Clarivate PLC [1,2]	4,756,176

Semiconductors: 6.3%
27,876	Analog Devices, Inc. [2]	4,836,207
25,693	Qorvo, Inc. [1]	4,322,334
		9,158,541

Thrifts & Mortgage Finance: 0.4%
25,057	HMN Financial, Inc. [1]	584,079

TOTAL COMMON STOCKS
(Cost $87,776,300)		110,351,152

Principal Amount
CORPORATE BONDS: 10.7%

Investment Banking & Brokerage: 1.4%
$2,000,000	Goldman Sachs Capital II
	4.000% (3 Month LIBOR USD + 0.768%), 4/1/2022 [3,4]	1,965,000

Oil & Gas Equipment & Services: 3.6%
9,000,000	KLX Energy Services Holdings, Inc.
	11.500%, 11/1/2025	5,189,535

Oil & Gas Storage & Transportation: 5.7%
8,000,000	Hess Midstream Operations LP
	5.625%, 2/15/2026	8,300,000

TOTAL CORPORATE BONDS
(Cost $12,533,702)		15,454,535

CONVERTIBLE BONDS: 0.2%
200,000	MGIC Investment Corp.
	9.000%, 4/1/2063	267,976

TOTAL CONVERTIBLE BONDS
(Cost $234,532)		267,976

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2021 (Continued)

Shares		Value
CLOSED-END MUTUAL FUNDS: 2.6%
43,460	BlackRock Florida Municipal 2020 Term Trust Escrow [5]	$0
199,700	BlackRock Municipal 2020 Term Trust Escrow [5]	0
266,499	Owl Rock Capital Corp. [2]	3,832,256

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $3,356,333)		3,832,256

SHORT-TERM INVESTMENTS: 9.5%

Money Market Funds: 9.5%
13,774,484	Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 0.010% [6]	13,774,484

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,774,484)		13,774,484

	Notional Value
TOTAL MISCELLANEOUS SECURITIES: 1.1%
(Cost $2,055,811)	$81,041,750	1,647,775

TOTAL INVESTMENTS IN SECURITIES: 100.3%
(Cost $119,731,162)		145,328,178
Liabilities in Excess of Other Assets: (0.3)%		(477,037)
TOTAL NET ASSETS: 100.0%		$144,851,141

LIBOR – London Interbank Offered Rate
[1]	Non-income producing security.
[2]	All or a portion of the shares of this security have been committed as collateral for securities sold short.
[3]	Variable rate security; rate shown is the rate in effect on October 31, 2021. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[4]	Perpetual call date security. Date shown is next call date.
[5]	Not a readily marketable security.
[6]	Annualized seven-day effective yield as of October 31, 2021.
[7]	Represents unrestricted previously undisclosed exchange-traded purchased options which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2021

Shares		Value
COMMON STOCKS: 23.0% [1]

Agricultural & Farm Machinery: 1.3%
20,000	The Toro Company	$1,909,400

Application Software: 0.5%
2,700	Zoom Video Communications, Inc. – Class A	741,555

Auto Parts & Equipment: 1.9%
16,600	Fox Factory Holding Corp.	2,671,770

Building Products: 1.6%
32,300	AO Smith Corp. – Class A	2,360,161

Consumer Electronics: 0.6%
3,000	Roku, Inc. – Class A	914,700

Environmental & Facilities Services: 1.5%
60,600	Rollins, Inc.	2,134,938

Health Care Equipment: 1.3%
42,000	Boston Scientific Corp.	1,811,460

Industrial Machinery: 1.5%
10,500	Snap-on, Inc.	2,133,915

Industrial Products & Materials: 1.8%
5,500	W.W. Grainger, Inc.	2,547,105

Internet & Direct Marketing Retail: 1.2%
7,000	Etsy, Inc.	1,754,830

Internet Retail: 1.4%
3,000	Netflix, Inc.	2,070,930

Leisure Products: 0.5%
8,000	YETI Holdings, Inc.	786,640

Life Sciences Tools & Services: 1.5%
1,500	Mettler-Toledo International, Inc.	2,221,320

Managed Health Care: 1.1%
23,000	HealthEquity, Inc.	1,522,140

Packaged Foods & Meats: 1.2%
21,806	McCormick & Company, Inc. [2]	1,749,495

Property & Casualty Insurance: 1.1%
17,000	The Progressive Corp.	1,612,960

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2021 (Continued)

Shares		Value
COMMON STOCKS: 23.0% [1] (Continued)

Soft Drinks: 1.2%
21,000	Monster Beverage Corp.	$1,785,000

Technology Hardware, Storage & Peripherals: 1.8%
33,000	HP, Inc.	1,000,890
18,000	Seagate Technology Holdings PLC	1,603,260
		2,604,150

TOTAL COMMON STOCKS
(Proceeds $33,403,891)		33,332,469

EXCHANGE TRADED FUNDS: 17.6% [1]
17,500	ARK Innovation ETF	2,122,400
19,000	ARK Next Generation Internet ETF	2,982,430
35,000	iShares 20+ Year Treasury Bond ETF	5,169,150
12,750	iShares Core S&P 500 ETF	5,877,623
15,000	iShares Russell 1000 ETF	3,875,700
65,000	iShares Russell Mid-Cap ETF	5,391,750
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $25,014,447)		25,419,053

TOTAL SECURITIES SOLD SHORT: 40.6%
(Proceeds $58,418,338)		$58,751,522

Percentages are stated as a percent of net assets.
[1]	Non-income producing security.
[2]	Non-voting shares.

SCHEDULE OF OPTIONS WRITTEN at October 31, 2021

Contracts (100 shares per contract)		Notional Value	Value
PUT OPTIONS WRITTEN: 0.1% [1]

Investment Companies: 0.1%
500	Invesco S&P 500 Equal Weight ETF,
	Expiration: January 2022, Exercise Price: $140.00	$7,888,000	$66,250
600	SPDR S&P 500 ETF Trust
	Expiration: December 2021, Exercise Price: $410.00	27,555,000	118,500
			184,750
TOTAL PUT OPTIONS WRITTEN
(Proceeds $229,224)			$184,750

Percentages are stated as a percent of net assets.
[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2021

ASSETS:
Investments in securities, at value (cost $119,731,162)	$145,328,178
Deposit at broker	57,795,695
Restricted cash	221,523
Receivables:
Fund shares sold	12,852
Dividends and interest	671,577
Prepaid expenses	13,237
Total assets	204,043,062

LIABILITIES:
Securities sold short, at value (proceeds $58,418,338)	58,751,522
Payables:
Written option contracts, at value (premiums $229,224)	184,750
Investment advisory fees	141,064
Sub-transfer agent fees	22,112
Audit fees	22,100
Fund administration fees	21,565
Fund accounting fees	12,973
Transfer agent fees	5,393
Trustees fees	5,241
Distribution fees	4,311
Fund shares redeemed	3,879
Chief Compliance Officer fees	3,796
Custody fees	2,976
Other accrued expenses	10,239
Total liabilities	59,191,921
NET ASSETS	$144,851,141

NET ASSETS CONSIST OF:
Paid-in capital	$116,428,049
Total distributable (accumulated) earnings (losses)	28,423,092
NET ASSETS	$144,851,141

Net Asset Value (unlimited shares authorized):
Investor Class:
Net assets	$7,331,478
Shares issued (unlimited number of shares authorized without par value)	521,714
Net asset value, offering price, and redemption price per share	$14.05

Institutional Class:
Net assets	$137,519,663
Shares issued (unlimited shares authorized without par value)	9,633,730
Net asset value, offering price, and redemption price per share	$14.27

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2021

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $790)	$668,344
Interest	3,530,882
Total investment income	4,199,226

EXPENSES:
Investment advisory fees	2,057,151
Dividend expenses	361,300
Sub-transfer agent fees	130,214
Fund administration fees	87,686
Fund accounting fees	52,610
Registration expenses	36,268
Transfer agent fees	26,859
Trustees fees	26,465
Miscellaneous expenses	23,243
Audit fees	22,101
Reports to shareholders	17,306
Distribution fees – Retail Class	16,919
Custody fees	16,663
Chief Compliance Officer fees	14,789
Legal fees	7,238
Insurance expenses	3,959
Total expenses	2,900,771
Less: fees waived	(396,828)
Net expenses	2,503,943
Net investment income (loss)	$1,695,283

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SECURITIES SOLD SHORT, & OPTIONS WRITTEN
Net realized gain (loss) on transactions from:
Investments	16,948,767
Securities sold short	(13,348,880)
Options written	157,655
Total net realized gain on transactions	3,757,542
Net change in unrealized appreciation/depreciation on:
Investments	12,411,928
Securities sold short	(19,773)
Options written	44,474
Total net change in unrealized appreciation/depreciation	12,436,629
Net realized and unrealized gain (loss) on investments	16,194,171
Net increase (decrease) in net assets resulting from operations	$17,889,454

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,695,283	$1,908,952
Net realized gain (loss) on investments	16,948,767	3,496,244
Net realized gain (loss) on securities sold short	(13,348,880)	(3,250,399)
Net realized gain (loss) on options written	157,655	(136,598)
Change in net unrealized appreciation/depreciation on investments	12,411,928	460,412
Change in net unrealized appreciation/depreciation on securities sold short	(19,773)	(1,387,070)
Change in net unrealized appreciation/depreciation on options written	44,474	—
Net increase (decrease) in net assets resulting from operations	17,889,454	1,091,541

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Investor Class	(111,533)	—
Net distributions to shareholders – Institutional Class	(2,457,133)	(17,553)
Total distributions to shareholders	(2,568,666)	(17,553)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Investor Class [1]	504,742	(802,173)
Increase (decrease) in net assets derived from net change
in outstanding shares – Institutional Class [1]	6,298,759	(2,712,059)
Total increase (decrease) in net assets from capital share transactions	6,803,501	(3,514,232)
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,124,289	(2,440,244)

NET ASSETS
Beginning of year	122,726,852	125,167,096
End of year	$144,851,141	$122,726,852

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2021		October 31, 2020
Investor Class:	Shares	Amount	Shares	Amount
Shares sold	137,931	$1,876,552	50,271	$603,828
Shares issued in reinvestment of distributions	8,759	109,749	—	—
Shares redeemed [2]	(110,822)	(1,481,559)	(119,587)	(1,406,001)
Net increase (decrease)	35,868	$504,742	(69,316)	$(802,173)

[2]	Net of redemption fees of $67 and $33, respectively.

	Year Ended		Year Ended
	October 31, 2021		October 31, 2020
Institutional Class:	Shares	Amount	Shares	Amount
Shares sold	1,526,135	$21,031,856	1,353,253	$16,311,658
Shares issued in reinvestment of distributions	182,333	2,315,634	1,378	16,879
Shares redeemed [3]	(1,260,224)	(17,048,731)	(1,595,065)	(19,040,596)
Net increase (decrease)	448,244	$6,298,759	(240,434)	$(2,712,059)

[3]	Net of redemption fees of $1,294 and $14, respectively.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Investor Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.50	$12.38	$11.43	$11.55	$12.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.14	0.16	(0.02)	(0.02)	(0.17)
Net realized and unrealized gain (loss)
on investments	1.64	(0.04)	1.04	(0.10)	(0.52)
Total from investment operations	1.78	0.12	1.02	(0.12)	(0.69)

LESS DISTRIBUTIONS:
From net investment income	(0.23)	—	—	—	—
From net realized gain	—	—	(0.07)	—	—
Total distributions	(0.23)	—	(0.07)	—	—
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.05	$12.50	$12.38	$11.43	$11.55

Total return	14.48%	0.97%	8.86%	(0.95)%	(5.71)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$7.3	$6.1	$6.9	$7.7	$25.5
Portfolio turnover rate	101%	136%	59%	163%	134%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived [3]	2.35%	2.33%	2.69%	2.62%	2.58%
After fees waived [3]	2.06%	2.03%	2.57%	2.53%	2.55%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived [4]	0.70%	1.00%	(0.32)%	(0.30)%	(1.48)%
After fees waived [4]	0.99%	1.30%	(0.20)%	(0.21)%	(1.45)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
2.09% before fees waived and 1.80% after fees waived for the year ended October 31, 2021
2.10% before fees waived and 1.80% after fees waived for the year ended October 31, 2020
2.07% before fees waived and 1.95% after fees waived for the year ended October 31, 2019
2.04% before fees waived and 1.95% after fees waived for the year ended October 31, 2018
1.98% before fees waived and 1.95% after fees waived for the year ended October 31, 2017
[4]	The net investment income (loss) ratios include dividends and interest on securities sold short.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.70	$12.55	$11.56	$11.65	$12.32

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.17	0.19	0.01	0.03	(0.14)
Net realized and unrealized gain (loss)
on investments	1.67	(0.04)	1.05	(0.12)	(0.53)
Total from investment operations	1.84	0.15	1.06	(0.09)	(0.67)

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.00)[2]	—	—	—
From net realized gain	—	—	(0.07)	—	—
Total distributions	(0.27)	(0.00)[2]	(0.07)	—	—
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.27	$12.70	$12.55	$11.56	$11.65

Total return	14.83%	1.21%	9.10%	(0.69)%	(5.44)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$137.5	$116.7	$118.3	$151.0	$248.7
Portfolio turnover rate	101%	136%	59%	163%	134%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived [3]	2.10%	2.07%	2.44%	2.39%	2.32%
After fees waived [3]	1.81%	1.77%	2.32%	2.30%	2.29%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived [4]	0.96%	1.30%	(0.06)%	0.16%	(1.19)%
After fees waived [4]	1.25%	1.60%	0.06%	0.25%	(1.16)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
1.84% before fees waived and 1.55% after fees waived for the year ended October 31, 2021
1.85% before fees waived and 1.55% after fees waived for the year ended October 31, 2020
1.82% before fees waived and 1.70% after fees waived for the year ended October 31, 2019
1.79% before fees waived and 1.70% after fees waived for the year ended October 31, 2018
1.73% before fees waived and 1.70% after fees waived for the year ended October 31, 2017
[4]	The net investment income (loss) ratios include dividends and interest on securities sold short.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2021

NOTE 1 – ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification topic 946 “Financial Services-Investment Companies.” The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2021 (Continued)

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and securities sold short as of October 31, 2021. See the Schedules of Investments, Securities Sold Short, and Schedule of Options Written for industry breakouts.

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stocks	$110,351,152	$—	$—		$110,351,152
Corporate Bonds	—	15,454,535	—		15,454,535
Convertible Bonds	—	267,976	—		267,976
Closed-End Mutual Funds	3,832,256	—	0	[1]	3,832,256
Short-Term Investments	13,774,484	—	—		13,774,484
Miscellaneous Securities	—	1,647,775	—		1,647,775
Total Investments in Securities	$127,957,892	$17,370,286	$—		$145,328,178

Securities Sold Short	Level 1	Level 2	Level 3		Total
Common Stocks	$33,332,469	$—	$—		$33,332,469
Exchange Traded Funds	25,419,053		25,419,053
Total Securities Sold Short	$58,751,522	$—	$—		$58,751,522

Options Written	Level 1	Level 2	Level 3		Total
Put Options Written	$—	$184,750	$—		$184,750
Total Options Written	$—	$184,750	$—		$184,750

[1]	BlackRock Florida Municipal 2020 Term Trust Escrow and BlackRock Municipal 2020 Term Trust Escrow, in Closed-End Mutual Funds on the Schedule of Investments, are level 3 securities.

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Closed-End
	Mutual Funds	Total
Balance as of October 31, 2020	$3,636,535	$3,636,535
Acquisitions	—	—
Dispositions	(3,546,574)	(3,546,574)
Accrued discounts/premiums	—	—
Realized gain (loss)	(26,999)	(26,999)
Change in unrealized appreciation/depreciation	(62,962)	(62,962)
Transfer in and/or out of Level 3	—	—
Balance as of October 31, 2021	$—	$—
Change in unrealized appreciation/depreciation for
Level 3 investments held at October 31, 2021	$(62,962)	$(62,962)

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2021 (Continued)

	Fair Value at	Valuation	Unobservable
Type of Security	10/31/21	Techniques	Input	Input Value(s)
Closed-End Mutual Funds	$—	Liquidation Terms Factor	Market Data	$—

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.

The Trust’s valuation procedures have been adopted by the Board, which has established a Valuation Committee to oversee valuation techniques. The Board ratifies valuation techniques quarterly.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in options on equities, debt and stock indices. The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  The Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Statement of Assets and Liabilities

Values of derivative instruments as of October 31, 2021:

	Asset Derivatives as of		Liability Derivatives as of
	October 31, 2021		October 31, 2021
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:
Call Options Purchased	Investments in securities, at value	$167,500	None	$—
Put Options Purchased	Investments in securities, at value	1,480,275	None	—
Put Options Written	Investments in securities, at value	—	None	184,750
Total		$1,647,775		$184,750

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:

Change in
Unrealized
		Realized	Appreciation/
		Gain (Loss)	Depreciation
	Location of	on Derivatives	on Derivatives
	Gain (Loss) on Derivatives	Recognized in	Recognized
Instruments	Recognized in Income	Income	in Income
Equity Contracts:
Call Options Purchased	Realized and unrealized gain (loss) on investments,
	securities sold short, & options written	$(524,042)	$(8,751)

Put Options Purchased	Realized and unrealized gain (loss) on investments,
	securities sold short, & options written	(6,863,787)	(762,466)

Call Options Written	Realized and unrealized gain (loss) on investments,
	securities sold short, & options written	—	—

Put Options Written	Realized and unrealized gain (loss) on investments,
	securities sold short, & options written	157,655	44,474
Total		$(7,230,174)	$(726,743)

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2021 (Continued)

The average absolute notional value of options purchased and written during the year ended October 31, 2021 was $80,607,813.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of October 31, 2021, the Fund did not have late year losses or capital loss carry-forwards available for federal income tax purposes. During the year ended October 31, 2021, the fund utilized $1,377,925 of short-term capital loss carry-forwards.

As of October 31, 2021, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2021, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Restricted Cash. Restricted cash represents cash committed as collateral for securities sold short. Such cash is isolated from cash held in the Fund’s custody account in the Statement of Assets and Liabilities. See Note 2, part I, for more information on securities sold short.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities or closing transactions of securities sold short, are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from MLPs and REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund is normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2021 (Continued)

I.
Securities Sold Short. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such dividend amounts are recorded on the ex-dividend date as a dividend expense.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral is equal to the current market value of the securities sold short.

J.
Options Contracts. The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Options are non- income producing securities.

K.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved liquidity risk management program that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

L.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2021, no such adjustments were made.

M.
Recently Issued Accounting Pronouncements. In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently evaluating the impact, if any, of this provision.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2021 (Continued)

related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. The Fund is currently evaluating the impact, if any, of applying this provision.

N.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On December 10, 2021, subsequent to the Fund’s fiscal year ended October 31, 2021, Aaron Perkovich, Trust Treasurer resigned. As of December 10, 2021 Craig Benton has been appointed the new Trust Treasurer.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. The Advisor, has contractually agreed to lower its management fee from 1.50% to 1.35% of the Fund’s average daily net assets. This contractual waiver is in effect until February 28, 2023, and may not be terminated without the approval of the Board. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the advisory fee waiver agreement. For the year ended October 30, 2021, the advisory fees incurred are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual expense ratio before dividends and interest on short positions and excluding Rule 12b-1 fees and any class-specific expenses to 1.55% of the Fund’s average daily net assets. The contract’s term is indefinite, will remain in effect until at least February 28, 2023, and may be terminated only by the Board. For the year ended October 31, 2021, the fees waived are disclosed in the Statement of Operations. Amounts due from the Advisor are paid monthly to the Fund, if applicable.

At October 31, 2021, the Advisor may recapture a portion of the above amount no later than the dates as stated below. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third year after the reimbursement was paid, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or reimbursement.

Years of Expiration	Amount
October 31, 2022	$158,143
October 31, 2023	183,105
October 31, 2024	191,113
$532,361

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board review and approval.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Fund’s expenses, reviews expense accruals, and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended October 31, 2021, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund’s Investor Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of that class. No distribution fees are paid by the Institutional Class. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Fees paid by the Fund to the Distributor for the year ended October 31, 2021, are disclosed in the Statement of Operations.

The Fund has entered into sub-transfer agent arrangements (“Arrangements”), for sub-transfer agent fees paid to third-party intermediaries, with respect to the Fund. All Arrangements must be approved by the Board. For the year ended October 31, 2021, sub-transfer agent fees incurred by the Fund are disclosed in the Statement of Operations.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2021 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments, U.S. Government securities, purchased options and short sales) for the year ended October 31, 2021, were as follows:

Purchases at Cost	Sales/Maturity Proceeds
$125,387,178	$134,852,728

There were no purchases or sales/maturities of long-term U.S. Government securities for the year ended October 31, 2021.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2021 and year ended October 31, 2020, was as follows:

	2021	2020
Ordinary income	$2,568,666	$17,553
Long-term capital gain [1]	—	—
	$2,568,666	$17,553

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

As of the most recent fiscal year ended October 31, 2021, the components of distributable earnings on a tax basis were as follows 2:

Cost of investments	$61,244,707
Gross tax unrealized appreciation	28,664,636
Gross tax unrealized depreciation	(3,517,437)
Gross tax unrealized appreciation (depreciation)	25,147,199
Undistributed ordinary income	1,041,787
Undistributed long-term capital gain	2,227,843
Total distributable earnings	3,269,630
Other accumulated gains (losses)	6,263
Total distributable (accumulated) earnings (losses)	$28,423,092

[2]	The difference between book basis and tax basis unrealized appreciation (depreciation) was attributable primarily to wash sale deferrals.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Loan activity for the year ended October 31, 2021 was as follows:

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	—
Average balance when in use	—
Credit facility outstanding as of October 31, 2021	—
Average interest rate	—

Interest expense for the year ended October 31, 2021, is disclosed in the Statement of Operations, if applicable.

NOTE 7 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Otter Creek Long/Short Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of Otter Creek Long/Short Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2021

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses

The “Actual” lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, Fund Services charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory, fund accounting, fund administration, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the following tables provide information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period [1]
	5/1/2021	10/31/2021	5/1/2021 – 10/31/2021
Investor Class
Actual	$1,000.00	$1,013.70	$10.71
Hypothetical (5% annual return before expenses)	1,000.00	1,014.57	10.71

[1]
The actual expenses are equal to the annualized expense ratio of 2.11% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period [2]
	5/1/2021	10/31/2021	5/1/2021 – 10/31/2021
Institutional Class
Actual	$1,000.00	$1,015.60	$9.35
Hypothetical (5% annual return before expenses)	1,000.00	1,015.93	9.35

[2]
The actual expenses are equal to the annualized expense ratio of 1.84% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupations	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Former owner of a registered	1	Independent
(born 1955)		Term;	investment adviser, Productive		Director,
c/o U.S. Bank Global		Since	Capital Management, Inc.;		Muzinich
Fund Services		November	formerly, Chief Administrative		BDC, Inc.
2020 E. Financial Way		2018.	Officer, Senior Vice President		(2019 to
Suite 100			and Senior Managing Director		present);
Glendora, CA 91741			of Allegiant Asset Management		Independent
			Company (merged with PNC		Trustee for the
			Capital Advisors, LLC in 2009);		William Blair
			formerly, Chief Administrative		Funds (2013
			Officer, Chief Compliance Officer		to present)
			and Senior Vice President of PNC		(21 series);
			Funds and PNC Advantage		Independent
			Funds (f/k/a Allegiant Funds)		Trustee for the
			(registered investment companies).		AmericaFirst
Quantitative
Funds (2012
to 2016).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly,	1	Trustee, The
(born 1939)		Term;	Chief Executive Officer,		Dana
c/o U.S. Bank Global		Since	Rockefeller Trust Co., (prior		Foundation.
Fund Services		May	thereto Senior Vice President), and
2020 E. Financial Way		1991.	Managing Director, Rockefeller
Suite 100			& Co. (Investment Manager and
Glendora, CA 91741			Financial Adviser); formerly,
Senior Vice President, Norton
Simon, Inc. (international
consumer products conglomerate).

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupations	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer,	1	Independent
(born 1973)		Term;	Tidal ETF Services LLC (2018		Director,
c/o U.S. Bank Global		Since	to present); formerly, Chief		Muzinich
Fund Services		September	Operating Officer, Direxion Funds		BDC, Inc.
2020 E. Financial Way		2011.	(2013 to 2018); formerly, Senior		(2019 to
Suite 100	Chairperson	Indefinite	Vice President and Chief Financial		present);
Glendora, CA 91741		Term;	Officer (and other positions),		Interested
		Since	U.S. Bancorp Fund Services, LLC		Trustee and
		August	(1997 to 2013).		Chairperson,
		2019.			Tidal ETF
Trust
(2018 –
Present)
(22 series);
Former
Interested
Trustee,
Direxion
Funds
(22 series),
Direxion
Shares ETF
Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President and	1	None.
(born 1938)		Term;	Founder, National Investor
c/o U.S. Bank Global		Since	Data Services, Inc. (investment
Fund Services		May	related computer software).
2020 E. Financial Way		1991.
Suite 100
Glendora, CA 91741

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupations	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive	1	Independent
(born 1950)		Term;	Vice President, Investment		Director,
c/o U.S. Bank Global		Since	Company Administration, LLC		Muzinich
Fund Services		May	(mutual fund administrator).		BDC, Inc.
2020 E. Financial Way		1991.			(2019 to
Suite 100					present);
Glendora, CA 91741					Independent
Trustee, AMG
Funds (1993
to present)
(49 series);
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupations	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Ashi S. Parikh	Trustee	Indefinite	Investment professional;	1	Board of
(born 1966)		Term;	formerly, Chief Executive		Directors
c/o U.S. Bank Global		Since	and Chief Investment Officer		Member,
Fund Services		June	and various other positions,		Investment
2020 E. Financial Way		2020.	RidgeWorth Investments, LLC		Working
Suite 100			(global investment management		Group,
Glendora, CA 91741			firm) (2006 to 2017); formerly,		The Ohio
			Chief Investment Officer		State
			Institutional Growth Equities,		University
			Eagle Asset Management		Endowments
			(financial advisor); formerly		and
			Sr. Managing Director, Growth		Foundation
			Equities, Banc One Investment		(2016 to
			Advisors (financial advisor).		present);
Board of
Directors,
World
Methodist
Council,
Investment
Committee
(2018 to
present).
Independent
Trustee, PNC
Funds (2018
to 2019)
(32 series);
Interested
Trustee,
RidgeWorth
Funds (2014
to 2017)
(35 series).

Officers of the Trust

Jason F. Hadler	President	Indefinite	Senior Vice President	Not	Not
(born 1975)	&	Term;	and Head of Fund	Applicable.	Applicable.
c/o U.S. Bank Global	Principal	Since	Services Fund
Fund Services	Executive	September	Administration
615 East Michigan St.	Officer	2021.	Department, U.S. Bank
Milwaukee, WI 53202			Global Fund Services
since December 2003.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupations	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Vice President, U.S.	Not	Not
(born 1990)	&	Term;	Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank Global	Vice	Since	since August 2016; Summer
Fund Services	President	February	Associate, Husch Blackwell
615 East Michigan St.		2021.	LLP (2015); Law Clerk,
Milwaukee, WI 53202			Brady Corporation (global
printing systems, labels and safety
products company) (2014-2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S.	Not	Not
(born 1973)	President	Term;	Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Services since
Fund Services		March	June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Global Fund Services
Fund Services		August	since June 2005.
615 East Michigan St.		2016.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Global Fund Services
Fund Services		August	since November 2007.
615 East Michigan St.		2016.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Global Fund Services
Fund Services		August	since October 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupations	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compliance	Term;	and Compliance	Applicable.	Applicable.
c/o U.S. Bank Global	Officer,	Since	Officer, U.S. Bank
Fund Services	Anti-Money	July	Global Fund Services
615 East Michigan St.	Laundering	2011.	since August 2004.
Milwaukee, WI 53202	Officer &
Vice
President

[1]	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Otter Creek Long/Short Opportunity Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee of the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the Advisor provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17-18, 20211, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered and ratified the continuance of the Investment Advisory Agreement (the “Advisory Agreement”), between Professionally Managed Portfolios (the “Trust”) and Otter Creek Advisors, LLC (the “Advisor”) for the Otter Creek Long/Short Opportunity Fund (the “Fund”).  At this meeting and at a prior meeting held on June 17, 2021, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board noted that the change in control in the Advisor occurred on June 28, 2021 and that both the Board and shareholders have approved a new investment advisory agreement (the material terms of which are identical to the current investment advisory agreement) which went into effect upon that change in control, for an initial two-year term.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s ratification of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the COVID-19 pandemic. In this regard, the Board considered continued efforts by the Advisor to enhance its compliance oversight, including the devotion of additional resources and expanding the use of third-party consultants to assist in the maintenance of a robust compliance program.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources and investment processes essential to performing its duties under the Advisory Agreement.  The Board also concluded that the Advisor’s commitment to enhance its compliance program and procedures reflected a serious commitment from the Advisor to protect the interests of shareholders.  The Board therefore concluded that they were satisfied with the nature, overall quality, and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Fund. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks, all for periods ended March 31, 2020 and March 31, 2021.  The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”).  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks, as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory while others may reflect more significant underlying issues.  The Board noted that the Advisor currently does not manage any other funds or separate accounts.

____________

[1]
Although the Investment Company Act requires that approval of the continuance of the Advisory Agreement be approved by the in-person vote of a majority of the Independent Trustees, the August 17-18, 2021 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund strongly outperformed the median of its peer group for the one-year and three-year periods and outperformed for the five-year period. The Board also noted that the Fund strongly outperformed the average of its Cohort for the one-year period, outperformed the average for the three-year period and underperformed the average for the five-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund has underperformed its primary benchmark for the one-year, three-year, and five-year periods. When considering performance, the Board took into account that the Fund’s investment goal was to generate non-correlated absolute returns that exceeded risk free rates of return, not to outperform broad-based securities market benchmarks. The Board considered the Advisor’s representations that shareholders in the Fund, almost all of whom were known to the Advisor, understood the Fund’s strategy and specifically sought a fund which offered significantly less volatility than the markets in general. The Board also considered the Advisor’s efforts to improve absolute performance and noted the Fund’s strong performance during periods of enhanced volatility, as would be expected in accordance with the Fund’s strategy.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds.  The Board noted that the Advisor currently does not manage any other funds or separate accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.55% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was higher than that of its peer group median and average, and the net expense ratio (less Rule 12b-1 fees) was below that of its peer group median and average.  The Board noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was higher than the average of its Cohort.  The Board also considered the Advisor’s agreement to continue to temporarily reduce its advisory fee by 0.15% for another fiscal year and that such waiver will not be removed without prior notice to the Board and cannot be recouped by the Advisor. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional material benefits derived by the Advisor from their relationship with the Fund, particularly Rule 12b-1 distribution fees for Investor Class shares and benefits received in exchange for “soft dollars” paid to the Advisor.  In assessing profitability, the Board considered that a significant portion of allocated Fund expenses was comprised of distributions to the managing members of the Adviser.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to ratify the continuance of the Advisory Agreement, but rather, the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended October 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 29.70%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2021, was 25.32%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended October 31, 2021, was 0.0%

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain this information on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund’s quarterly holdings for the most recent fiscal year can be obtained by accessing the Fund’s website at www.ottercreekfunds.com. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (855) 681-5261.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

INFORMATION ABOUT HOUSEHOLDING

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Fund, if applicable. In an effort to conserve resources, the Fund will reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (855) 681-5261 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements. In addition, see the Important Notice on the cover page for changes that were made to the distribution of the annual and semi-annual reports effective January 1, 2021.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Advisor
Otter Creek Advisors, LLC
11300 US Highway 1, Suite 500
Palm Beach Gardens, FL 33408

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
åTwo Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$19,800	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/ Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date   January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date   January 6, 2022

By (Signature and Title)   /s/ Craig Benton
 Craig Benton, Treasurer/Principal Financial Officer

Date   January 6, 2022

* Print the name and title of each signing officer under his or her signature.